                                                                   EXHIBIT 99.1


IN RE  SOLO SERVE CORPORATION                  CASE NO. 99-50272-K
       ----------------------                          ------------------------
        (Debtor)                                          (If known)



                         United States Bankruptcy Court
                           Western District of Texas

                              SUMMARY OF SCHEDULES


Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets Add the amounts from Schedules D, E, and F to determine the total amount of the debtor's liabilities.

                                                                        ----------------------------------------------------------
                                                                                               AMOUNTS SCHEDULED
----------------------------------------------------------------------------------------------------------------------------------
       NAME OF SCHEDULE         ATTACHED (YES/NO)      NO. OF SHEETS            ASSETS             LIABILITIES             OTHER
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                                      YES                   1            $0.00
A-REAL PROPERTY
----------------------------------------------------------------------------------------------------------------------------------

                                      YES                   3            UNDETERMINED
B-PERSONAL PROPERTY
----------------------------------------------------------------------------------------------------------------------------------

                                      YES                   1
C-PROPERTY CLAIMED AS EXEMPT
----------------------------------------------------------------------------------------------------------------------------------

D-CREDITORS HOLDING                   YES                   2                                  $6,371,120.79
  SECURED CLAIMS
----------------------------------------------------------------------------------------------------------------------------------

E-CREDITORS HOLDING UNSECURED         YES                 272                                  UNDETERMINED
  PRIORITY CLAIMS
----------------------------------------------------------------------------------------------------------------------------------

F-CREDITORS HOLDING UNSECURED         YES                  96                                  $11,099,200.43
  NONPRIORITY CLAIMS
----------------------------------------------------------------------------------------------------------------------------------

G-EXECUTORY CONTRACTS AND             YES                  10
  UNEXPIRED LEASES
----------------------------------------------------------------------------------------------------------------------------------

                                      YES                   1
H-CODEBTORS
----------------------------------------------------------------------------------------------------------------------------------

I-CURRENT INCOME OF                   N/A                   0                                                              N/A
  INDIVIDUAL DEBTOR(S)
----------------------------------------------------------------------------------------------------------------------------------

J-CURRENT EXPENDITURES OF             N/A                   0                                                              N/A
  INDIVIDUAL DEBTOR(S)
----------------------------------------------------------------------------------------------------------------------------------

                      TOTAL NUMBER OF SHEETS              386
                            OF ALL SCHEDULES
                                                   -------------------------------------------------------------------------------


                                                     TOTAL ASSETS        UNDETERMINED
                                                                        ----------------------------------------------------------


                                                                     TOTAL LIABILITIES         UNDETERMINED

                                                                                              ----------------------

                                                                    EXHIBIT 99.1




IN RE  SOLO SERVE CORPORATION                  CASE NO. 99-50272-K
       ----------------------                          ------------------------
        (Debtor)                                          (If known)

                           SCHEDULE A - REAL PROPERTY

    Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor is married, state whether husband, wife, or both own the property by placing an "H," "W," "J," or "C" in the column labeled "HWJC" (Husband, Wife, Joint, or Community). If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

    DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

    If an entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

    If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property Claimed as Exempt.


----------------------------------------------------------------------------------------------------------------------------------
                                                                           H
                                                                                          CURRENT
                                                                           W     MARKET VALUE OF DEBTOR'S
                                                                                   INTEREST IN PROPERTY,
   DESCRIPTION AND LOCATION            NATURE OF DEBTOR'S INTEREST IN      J       WITHOUT DEDUCTING ANY         AMOUNT OF
          OF PROPERTY                             PROPERTY                           SECURED CLAIM OR          SECURED CLAIM
                                                                           C             EXEMPTION
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             $                       $
----------------------------------------------------------------------------------------------------------------------------------

                                                                                             $                       $
----------------------------------------------------------------------------------------------------------------------------------

                                                                                             $                       $
----------------------------------------------------------------------------------------------------------------------------------

                                                                                             $                       $
----------------------------------------------------------------------------------------------------------------------------------

                                                                                             $                       $
----------------------------------------------------------------------------------------------------------------------------------

                                                                                             $                       $
----------------------------------------------------------------------------------------------------------------------------------

                                                                                             $                       $
----------------------------------------------------------------------------------------------------------------------------------

                                                                       TOTAL                 $0.00
                                                                                 --------------------------
                                                                  (REPORT ALSO ON SUMMARY OF SCHEDULES)

                         SCHEDULE B - PERSONAL PROPERTY

     Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "x" in the appropriate position in the column labeled "None." If additional space is needed in any category, attach a separate sheet property identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an "H," "W," "J," or "C" in the column labeled "HWJC" (Husband, Wife, Joint, or Community). If the debtor is an individual, state the amount of any exemptions claimed in Schedule C - Property Claimed as Exempt.

    DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

     If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                H

                                                                                                W              CURRENT
                                                                                                       MARKET VALUE OF DEBTOR'S
                                                                                                J       INTEREST IN PROPERTY,
     TYPE OF PROPERTY                      NONE        DESCRIPTION AND LOCATION                         WITHOUT DEDUCTING ANY
                                                             OF PROPERTY                        C     SECURED CLAIM OR EXEMPTION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
1.  Cash on hand.                                VAULT ROOM, PETTY CASH                                             $167,051.00
---------------------------------------------------------------------------------------------------------------------------------
2. Checking, savings or other financial          BANK ACCOUNTS                                                      $579,473.67
accounts, certificates of deposit, or
shares in banks, savings and loan,
thrift, building and loan, and homestead
associations or credit unions, brokerage
houses, or cooperatives (INCLUDES CREDIT
CARD RECEIPTS).
---------------------------------------------------------------------------------------------------------------------------------
3. Security deposits with public                  SEE SCHEDULE B-1                                                  $588,403
utilities, telephone companies,
landlords, and others.
---------------------------------------------------------------------------------------------------------------------------------
4. Household goods and furnishings,          X                                                                         $
including audio, video, and computer
equipment.
---------------------------------------------------------------------------------------------------------------------------------
5. Books, pictures and other art             X                                                                         $
objects, antiques, stamp, coin, record,
tape, compact disc, and other
collections or collectibles.
---------------------------------------------------------------------------------------------------------------------------------
6.  Wearing apparel.                         X                                                                         $
---------------------------------------------------------------------------------------------------------------------------------
7.  Furs and jewelry.                        X                                                                         $
---------------------------------------------------------------------------------------------------------------------------------
8. Firearms and sports, photographic,        X                                                                         $
and other hobby equipment.
---------------------------------------------------------------------------------------------------------------------------------
9. Interests in insurance policies Name           WISENBERG INSURANCE AND RISK MANAGEMENT                           UNKNOWN
insurance company of each policy and              POLICIES
itemize surrender or refund value of
each.
---------------------------------------------------------------------------------------------------------------------------------
10. Annuities. Itemize and name each         X                                                                         $
issuer.
---------------------------------------------------------------------------------------------------------------------------------
11. Interests in IRA, ERISA, Keogh, or       X                                                                         $
other pension or profit sharing plans.
Itemize.
---------------------------------------------------------------------------------------------------------------------------------
12. Stock and interests in incorporated      X                                                                         $
and unincorporated businesses. Itemize.
---------------------------------------------------------------------------------------------------------------------------------
13.  Interests in  partnerships  or joint    X                                                                         $
ventures.  Itemize.
---------------------------------------------------------------------------------------------------------------------------------
14.  Government  and corporate  bonds and    X                                                                         $
other   negotiable   and   non-negotiable
instruments.
---------------------------------------------------------------------------------------------------------------------------------
15.  Accounts receivable.                                                                                           $86,882
---------------------------------------------------------------------------------------------------------------------------------
16. Alimony,  maintenance,  support,  and    X                                                                          $
property  settlements to which the debtor
is or may be entitled.  Give particulars.
---------------------------------------------------------------------------------------------------------------------------------

IN RE  SOLO SERVE CORPORATION                  CASE NO. 99-50272-K
       ----------------------                          ------------------------
        (Debtor)                                          (If known)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                H

                                                                                                W              CURRENT
                                                                                                       MARKET VALUE OF DEBTOR'S
                                                                                                J       INTEREST IN PROPERTY,
     TYPE OF PROPERTY                      NONE        DESCRIPTION AND LOCATION                         WITHOUT DEDUCTING ANY
                                                             OF PROPERTY                        C     SECURED CLAIM OR EXEMPTION
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
17. Other liquidated debts owing debtor           NOTE RECEIVABLE FANNIN SALES                                      $65,810
including tax refunds. Give particulars.          INCOME TAX REFUNDS LOUISIANA                                      $46,649
---------------------------------------------------------------------------------------------------------------------------------
18. Equitable or future interests, life      X                                                                         $
estates, and rights or powers
exercisable for the benefit of the
debtor other than those listed in
Schedule of Real Property.
---------------------------------------------------------------------------------------------------------------------------------
19. Contingent and non-contingent            X                                                                         $
interests in estate of a decedent, death
benefit plan, life insurance policy, or
trust.
---------------------------------------------------------------------------------------------------------------------------------
20. Other contingent and unliquidated             SALES TAX REFUND TEXAS                                                $
claims of every nature, including tax             FIRST DATA MERCHANTS, RESERVE                                     $75,000
refunds, counterclaims of the debtor,
and rights to setoff claims. Give
estimated value of each.
---------------------------------------------------------------------------------------------------------------------------------
21. Patents, copyrights, and other                TRADEMARKS AND TRADE NAMES                                        UNKNOWN
intellectual property. Give particulars.
---------------------------------------------------------------------------------------------------------------------------------
22. Licenses, franchises, and other               SOFTWARE LICENSES                                                 UNKNOWN
general intangibles. Give particulars.
---------------------------------------------------------------------------------------------------------------------------------
23. Automobiles, trucks, trailers, and
other vehicles and accessories.
---------------------------------------------------------------------------------------------------------------------------------
24.  Boats, motors, and accessories.         X                                                                         $
---------------------------------------------------------------------------------------------------------------------------------
25.  Aircraft and accessories.               X                                                                         $
---------------------------------------------------------------------------------------------------------------------------------
26. Office equipment, furnishings, and            SUPPLIES (AT COST)                                                $122,542
supplies.
---------------------------------------------------------------------------------------------------------------------------------
27. Machinery, fixtures, equipment, and           FURNITURE, FIXTURES AND EQUIPMENT (AT NET BOOK                   $1,575,393
supplies used in business.                        VALUE)                                                           $1,308,433
                                                  LEASEHOLD IMPROVEMENTS (AT NET BOOK VALUE)
---------------------------------------------------------------------------------------------------------------------------------
28. Inventory.                                    STORE INVENTORY AND DISTRIBUTION INVENTORY, AT                   $7,867,697
                                                  COST
---------------------------------------------------------------------------------------------------------------------------------
29. Animals.                                 X                                                                         $
---------------------------------------------------------------------------------------------------------------------------------
30. Crops - growing or harvested. Give       X                                                                         $
particulars.
---------------------------------------------------------------------------------------------------------------------------------
31. Farming equipment and implements.        X                                                                         $
---------------------------------------------------------------------------------------------------------------------------------
32. Farm supplies, chemicals, and feed.      X                                                                         $
---------------------------------------------------------------------------------------------------------------------------------
33. Other personal property of any kind           WORKERS' COMP PREMIUM DEPOSIT                                     $1,332
not already listed. Itemize.                      PREPAID INSURANCE                                                $164,933
                                                  PREPAID EXPENSES                                                  $33,649
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                TOTAL    e      UNDETERMINED
                                                                                                          -----------------------
                                                                          (Include amounts from any continuation sheets attached.
                                                                          Report total also on Summary of Schedules.)

                    SCHEDULE C - PROPERTY CLAIMED AS EXEMPT

Debtor elects the exemptions to which debtor is entitled under:

(Check one box)

[ ]  11 U.S.C. Section 522(b)(1)    Exemptions provided in 11 U.S.C. Section
                                    522(d). Note: These exemptions are available only in certain states.

[ ]  11 U.S.C. Section 522(b)(2)    Exemptions available under applicable
                                    nonbankruptcy federal laws, state or local law where the debtor's domicile has been located for the 180 days immediately preceding the filing of the petition, or for a longer portion of the 180-day period than in any other place, and the debtor's interest as a tenant by the entirety or joint tenant to the extent the interest is exempt from process under applicable nonbankruptcy law.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 CURRENT
     DESCRIPTION OF PROPERTY                    SPECIFY LAW PROVIDING      VALUE OF CLAIMED EXEMPTION   MARKET VALUE OF PROPERTY
                                                   EACH EXEMPTION                                           WITHOUT DEDUCTING
                                                                                                               EXEMPTIONS
---------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
            NONE                                                                      $                          $
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      $                          $
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      $                          $
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      $                          $
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      $                          $
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      $                          $
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      $                          $
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      $                          $
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      $                          $
--------------------------------------------------------------------------------------------------------------------------------

                  SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

    State the name, mailing address, including zip code, and account number, if any, of all entities holding claims secured by property of the debtor as of the date of filing of the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests. List creditors in alphabetical order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

    If any entity other than a spouse in a joint case may be jointly liable on a claims, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "HWJC" (Husband, Wife, Joint, or Community).

    If the claim is "Contingent," place a "C" in the column labeled "CUD" (Contingent, Unliquidated, Disputed). If the claim is unliquidated, place an "U" in the column labeled "CUD." If the claim is "Disputed," place an "D" in the column labeled "CUD." (You may need to place a "C U and/or "D") in this column.

    Report the total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

    [ ] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.


-----------------------------------------------------------------------------------------------------------------------------------
                                        C
                                        O
                                        D
                                        E                                                        AMOUNT OF CLAIM
                                        B       H          DATE CLAIM WAS INCURRED,        C   WITHOUT DEDUCTING
REDITOR'S NAME AND MAILING ADDRESS      T       W            NATURE OF LIEN, AND           U        VALUE OF     UNSECURED PORTION,
        INCLUDING ZIP CODE              O       J     DESCRIPTION AND VALUE OF PROPERTY    D       COLLATERAL          IF ANY
                                        R       C              SUBJECT TO LIEN
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
SANWA BUSINESS CREDIT CORP.                             OCTOBER 1998                                    $4,585,000
ONE SOUTH WACKER                                        LINE OF CREDIT
CHICAGO, IL 60606                                       Inventory and any
                                                        unencumbered assets of
                                                        Solo Serve VALUE:
                                                        $7,867,697 (INVENTORY AT
                                                        COST) PLUS UNDETERMINED
                                                        VALUE OF REMAINING
                                                        COLLATERAL

-----------------------------------------------------------------------------------------------------------------------------------
GENERAL ATLANTIC CORPORATION            X               SECOND LIEN ON SANWA'S COLLATERAL   C           $1,350,000
WASHINGTON MALL II, CHURCH ST                           VALUE:  $7,867,697 (INVENTORY AT
P.O. BOX HM 2265                                        COST) PLUS UNDETERMINED VALUE OF
HAMILTON HMJX BERMUDA                                   REMAINING COLLATERAL
-----------------------------------------------------------------------------------------------------------------------------------
TEXAS AD VALOREM TAXES                                  SEE SCHEDULE D-1                               $436,120.79

                                                        ------------------------------
                                                        VALUE: $
-----------------------------------------------------------------------------------------------------------------------------------


                                                        ------------------------------
                                                        VALUE: $
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                            TOTAL:
                                                                                                     $6,371,120.79
-----------------------------------------------------------------------------------------------------------------------------------

IN RE  SOLO SERVE CORPORATION                  CASE NO. 99-50272-K
       ----------------------                          ------------------------
        (Debtor)                                          (If known)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

    A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided Only holders of claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

    If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "H W J C" (Husband, Wife, Joint, or Community).

    If the claim is "Contingent, place a "C" in the column labeled "CUD" (Contingent, Disputed, Unliquidated). If the claim is "Unliquidated," place an "U" in the column labeled "CUD." If the claim is "Disputed," place a "D" in the column labeled "CUD." (You may need to place a "C U and/or D" in this column.)

    Report the total of all claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the completed schedule. Repeat this total also on the Summary of Schedules.

    [ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.


TYPES OF PRIORITY:

[ ]  EXTENSIONS OF CREDIT IN AN INVOLUNTARY CASE

     Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief, 11 U.S.C.
     Section 507(a)(2).

[X]  WAGES, SALARIES, AND COMMISSIONS

     Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees up to a maximum of $4300 per employee, earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. Section 507(a)(3).

         As of 2/23/99 Solo Serve Corporation does not believe any claims in this category exist as a result of performance under Orders entered by the Court post-petition allowing satisfaction of such claims. As a result all claims listed in this category are contingent, unliquidated and/or disputed.

     SEE SCHEDULE E1 FOR LIST OF EMPLOYEES

[ ]  CONTRIBUTIONS TO EMPLOYEE BENEFIT PLANS

     Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. Section 507(a)(4).

[ ]  CERTAIN FARMERS AND FISHERMEN

     Claims of certain farmers and fishermen, up to a maximum of $2000 per farmer or fisherman, against the debtor, as provided in 11 U.S.C.
     Section 507(a)(5).

[X]  DEPOSITS BY INDIVIDUALS

     Claims of individuals up to a maximum of $900 for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. Section 507(a)(6).

     CUSTOMER LAYAWAY DEPOSITS, AMOUNT UNKNOWN

[X]  TAXES AND CERTAIN OTHER DEBTS OWED TO GOVERNMENTAL UNITS

     Taxes, customs duties, and penalties owing to federal, state, and local governmental units as provided for in 11 U.S.C. Section 507(a)(7).

     SEE SCHEDULE E2 (EXCLUSIVE OF SALES TAX CLAIMS WHICH HAVE BEEN PAID PURSUANT TO COURT ORDER)


                       271 CONTINUATION SHEET(S) ATTACHED

IN RE  SOLO SERVE CORPORATION                  CASE NO. 99-50272-K
       ----------------------                          ------------------------
        (Debtor)                                          (If known)

           SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

    State the name, mailing address, including zip code, and account number, if any, of all entities holding unsecured claims without priority against the debtor or the property of the debtor as of the date of filing of the petition. Do not include creditors listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

    If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

    If the claim is contingent, place and "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

    Report the total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

    [ ] Check this box if debtor has no creditors holding unsecured nonpriority claims to report on this Schedule F.

----------------------------------------------------------------------------------------------------------------------------------
                                                  C
                                                  O
                                                  D
                                                  E     H        DATE CLAIM WAS INCURRED AND          C
                                                  B     W     CONSIDERATION FOR CLAIM. IF CLAIM
     CREDITOR'S NAME AND MAILING ADDRESS          T     J      IS SUBJECT TO SETOFF, SO STATE.        U              TOTAL
              INCLUDING ZIP CODE                  O     C                                                       AMOUNT OF CLAIM
                                                  R                                                   D
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.
----------------------------------------------------------------------------------------------------------------------------------
MERCHANDISE VENDORS - SEE ATTACHED SCHEDULE F1               OPEN ACCOUNTS (SOME ACCOUNTS MAY BE                 $8,189,118.70
                                                               DISPUTED OR SUBJECT TO OFFSET)

----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.
----------------------------------------------------------------------------------------------------------------------------------
EXPENSE VENDORS - SEE ATTACHED SCHEDULE F2                   OPEN ACCOUNTS (SOME ACCOUNTS MAY BE                 $2,282,049.30
                                                               DISPUTED OR SUBJECT TO OFFSET)

----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.
----------------------------------------------------------------------------------------------------------------------------------
LITIGANTS - SEE ATTACHED SCHEDULE F3                                                                                   $0
                                                                                                     C
ALL SUCH CLAIMS ARE CONTINGENT, UNLIQUIDATED                                                         U
AND/OR DISPUTED.                                                                                     D

----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.
----------------------------------------------------------------------------------------------------------------------------------
EMPLOYEES - SEE ATTACHED SCHEDULE F4                                                                               $58,032.43


----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.
----------------------------------------------------------------------------------------------------------------------------------
CHARLES M. SIEGEL                                                           10/97                                   $400,000
1610 CORNERWAY BLVD.                                                    NOTE PAYABLE
SAN ANTONIO, TX 78219

----------------------------------------------------------------------------------------------------------------------------------

                       94 CONTINUATION SHEET(S) ATTACHED

SHARI KILLEBREW                                                             10/97                                   $50,000
1610 CORNERWAY BLVD.                                                    NOTE PAYABLE
SAN ANTONIO, TX 78219
----------------------------------------------------------------------------------------------------------------------------------
DAWN RIBACK                                                                 10/97                                   $50,000
1610 CORNERWAY BLVD.                                                    NOTE PAYABLE
SAN ANTONIO, TX 78219
----------------------------------------------------------------------------------------------------------------------------------
BANK OF AMERICA ILLINOIS                                    LETTER OF CREDIT - EXPIRES 2/01/2000     C              $35,000
231 S. LASALLE ST.
CHICAGO, IL 60697
----------------------------------------------------------------------------------------------------------------------------------
LIBERTY MUTUAL INSURANCE CO.                                LETTER OF CREDIT - EXPIRES 2/01/2000     C              $35,000
175 BERKELEY STREET
BOSTON, MA 02117
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    TOTAL:
                                                                                                                 $11,099,200.43
----------------------------------------------------------------------------------------------------------------------------------

IN RE  SOLO SERVE CORPORATION                  CASE NO. 99-50272-K
       ----------------------                          ------------------------
        (Debtor)                                          (If known)

              SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

    Describe all executory contracts of any nature an all unexpired leases or real or personal property. Include any timeshare interests.

    State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

    Provide the names and complete mailing addresses of all other parties to each lease or contract described.

    NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

    [ ] Check this box if debtor has no executory contracts or unexpired leases.

        ----------------------------------------------------------------------------------------------------------------
                                                                      DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF
             NAME AND MAILING ADDRESS, INCLUDING ZIP CODE,            DEBTOR'S INTEREST. STATE WHETHER LEASE IS FOR
                 OF OTHER PARTIES TO LEASE OR CONTRACT                 NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT
                                                                            NUMBER OF ANY GOVERNMENT CONTRACT
        --------------------------------------------------------- -------------------------------------------------------
        --------------------------------------------------------- -------------------------------------------------------
        LANDLORDS - SEE SCHEDULE G1                               RETAIL LEASES - SEE SCHEDULE G-1
        --------------------------------------------------------- -------------------------------------------------------
        SERVICE PROVIDERS - SEE SCHEDULE G2                       SEE SCHEDULE G-2
        --------------------------------------------------------- -------------------------------------------------------
        ROBERT GRIMM                                              CONSULTING SERVICES AGREEMENT
        --------------------------------------------------------- -------------------------------------------------------
        COMPANY EMPLOYEES                                         ASSOCIATE STOCK PURCHASE PLAN
        --------------------------------------------------------- -------------------------------------------------------


THE FOLLOWING AGREEMENTS ALSO EXIST WITH RESPECT TO SOLO SERVE CORPORATION. SOLO SERVE CORPORATION IS LISTING THE FOLLOWING AGREEMENTS FOR INFORMATION PURPOSES, BUT SUCH LISTING SHOULD NOT BE CONSTRUED TO BE A REPRESENTATION AND/OR ADMISSION THAT SUCH AGREEMENTS ARE EXECUTORY CONTRACTS.


        --------------------------------------------------------- -------------------------------------------------------
                                                                      DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF
             NAME AND MAILING ADDRESS, INCLUDING ZIP CODE,            DEBTOR'S INTEREST. STATE WHETHER LEASE IS FOR
                 OF OTHER PARTIES TO LEASE OR CONTRACT                 NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT
                                                                            NUMBER OF ANY GOVERNMENT CONTRACT
        --------------------------------------------------------- -------------------------------------------------------
        --------------------------------------------------------- -------------------------------------------------------
        COMPANY DIRECTORS                                         DIRECTOR STOCK OPTION PLAN
        --------------------------------------------------------- -------------------------------------------------------
        COMPANY EMPLOYEES                                         1995 STOCK INCENTIVE PLAN
        --------------------------------------------------------- -------------------------------------------------------
        CHARLES SIEGEL                                            EMPLOYMENT AGREEMENT
        1610 CORNERWAY BLVD.
        SAN ANTONIO, TX 78219
        --------------------------------------------------------- -------------------------------------------------------
        ROSS E. BACON                                             EMPLOYMENT AGREEMENT
        1610 CORNERWAY BLVD.
        SAN ANTONIO, TX 78219
        --------------------------------------------------------- -------------------------------------------------------
        MARK BLANKENSHIP                                          EMPLOYMENT AGREEMENT
        1610 CORNERWAY BLVD.
        SAN ANTONIO, TX 78219
        --------------------------------------------------------- -------------------------------------------------------
        TERRY LALOSH                                              EMPLOYMENT AGREEMENT
        1610 CORNERWAY BLVD.
        SAN ANTONIO, TX 78219
        --------------------------------------------------------- -------------------------------------------------------
        PAUL BARATZ                                               EMPLOYMENT AGREEMENT
        1610 CORNERWAY BLVD.
        SAN ANTONIO, TX 78219
        --------------------------------------------------------- -------------------------------------------------------
        GENERAL ATLANTIC CORPORATION                              AGREEMENT REGARDING TAX CONSEQUENCES OF
        WASHINGTON MALL II, CHURCH ST.                            DECONSOLIDATION AND TAX ALLOCATION AGREEMENT
        P. O. BOX HM 2265
        HAMILTON HMJX BERMUDA
        --------------------------------------------------------- -------------------------------------------------------
        OFFICERS AND DIRECTORS OF SOLO SERVE CORPORATION          INDEMNITY AGREEMENT
        1610 CORNERWAY BLVD.
        SAN ANTONIO, TX 78219
        --------------------------------------------------------- -------------------------------------------------------

IN RE  SOLO SERVE CORPORATION                  CASE NO. 99-50272-K
       ----------------------                          ------------------------
        (Debtor)                                          (If known)

        --------------------------------------------------------- -------------------------------------------------------
                                                                      DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF
             NAME AND MAILING ADDRESS, INCLUDING ZIP CODE,            DEBTOR'S INTEREST. STATE WHETHER LEASE IS FOR
                 OF OTHER PARTIES TO LEASE OR CONTRACT                 NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT
                                                                            NUMBER OF ANY GOVERNMENT CONTRACT
        --------------------------------------------------------- -------------------------------------------------------
        COMPANY EMPLOYEES                                         RETIREMENT SAVINGS PLAN AND TRUST
        --------------------------------------------------------- -------------------------------------------------------

IN RE  SOLO SERVE CORPORATION                  CASE NO. 99-50272-K
       ----------------------                          ------------------------
        (Debtor)                                          (If known)

                             SCHEDULE H - CODEBTORS

        Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

    [ ] Check this box if debtor has no codebtors.

        --------------------------------------------------------- -------------------------------------------------------
                      NAME AND ADDRESS OF CODEBTOR                             NAME AND ADDRESS OF CREDITOR
        --------------------------------------------------------- -------------------------------------------------------
        --------------------------------------------------------- -------------------------------------------------------
        ROSS BACON                                                GENERAL ATLANTIC CORPORATION
        1610 CORNERWAY BLVD                                       WASHINGTON MALL II, CHURCH ST
        SAN ANTONIO, TX 78219                                     P. O. BOX HM 2265
                                                                  HAMILTON HMJX BERMUDA
        --------------------------------------------------------- -------------------------------------------------------
        TERRY LALOSH                                              GENERAL ATLANTIC CORPORATION
        1610 CORNERWAY BLVD                                       WASHINGTON MALL II, CHURCH ST
        SAN ANTONIO, TX 78219                                     P. O. BOX HM 2265
                                                                  HAMILTON HMJX BERMUDA
        --------------------------------------------------------- -------------------------------------------------------
        MARK BLANKENSHIP                                          GENERAL ATLANTIC CORPORATION
        1610 CORNERWAY BLVD                                       WASHINGTON MALL II, CHURCH ST
        SAN ANTONIO, TX 78219                                     P. O. BOX HM 2265
                                                                  HAMILTON HMJX BERMUDA
        --------------------------------------------------------- -------------------------------------------------------
        GENERAL ATLANTIC CORPORATION                              SANWA BUSINESS CREDIT CORP.
        WASHINGTON MALL II, CHURCH ST                             ONE SOUTH WACKER
        P. O. BOX HM 2265                                         CHICAGO, IL 60606
        HAMILTON HMJX BERMUDA
        --------------------------------------------------------- -------------------------------------------------------


        --------------------------------------------------------- -------------------------------------------------------


        --------------------------------------------------------- -------------------------------------------------------


        --------------------------------------------------------- -------------------------------------------------------


        --------------------------------------------------------- -------------------------------------------------------

                    DECLARATION CONCERNING DEBTOR'S SCHEDULES



            DECLARATION UNDER PENALTY OF PERJURY BY INDIVIDUAL DEBTOR



     I declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of ____________________ sheets, and that they are
                             (Total shown on summary page plus 1)
true and correct to the best of my knowledge, information and belief.


Date                            Signature:
     ----------------------                 --------------------------------
                                                       (DEBTOR)


Date                            Signature:
     ----------------------                 --------------------------------
                                               (JOINT DEBTOR, IF ANY)


                    [IF JOINT CASE, BOTH SPOUSES MUST SIGN.]




-------------------------------------------------------------------------------



  DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP


     I, the Chief Financial Officer of Solo Serve Corporation, named as Debtor in this case, declare under penalty of perjury that I have read the foregoing summary and schedules, consisting of 387 sheets (plus pages of attachments), and that they are true and correct to the best of my knowledge, information and belief.


Date 2/24/99                      Signature:        /s/ Ross E. Bacon
                                              ---------------------------------
                                                    ROSS E BACON
                                              ---------------------------------
                                                 (PRINT OR TYPE NAME OF
                                                  INDIVIDUAL SIGNING ON
                                                  BEHALF OF DEBTOR)


      [AN INDIVIDUAL SIGNING ON BEHALF OF A PARTNERSHIP OR CORPORATION MUST
                 INDICATE POSITION OR RELATIONSHIP TO DEBTOR.]




-------------------------------------------------------------------------------

PENALTY FOR MAKING A FALSE STATEMENT OR CONCEALING PROPERTY: FINE OF UP TO $500,000 OR IMPRISONMENT FOR UP TO 5 YEARS OR BOTH. 18 U.S.C. SECTIONS 152 AND 3571.